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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           DECORATOR INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

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   IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDER
                                   MEETING OF
                           DECORATOR INDUSTRIES, INC.
                                 TO BE HELD ON:
                       JUNE 2, 2009 AT 9:30 A.M., E.D.S.T.
              10011 PINES BLVD., SUITE 201, PEMBROKE PINES, FLORIDA

                                                                 COMPANY NUMBER
                                                                 ACCOUNT NUMBER
                                                                 CONTROL NUMBER

This communication presents only an overview of the more complete proxy that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/1/10. PLEASE VISIT
WWW.SHAREHOLDER.COM WHERE THE FOLLOWING MATERIAL ARE AVAILABLE FOR VIEW:
                                 o  Notice of Annual Meeting of Stockholders
                                 o  Proxy Statement
                                 o  Form of Electronic Proxy Card
                                 o  Annual Report on Form 10-K
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TO REQUEST MATERIAL:             TELEPHONE: 866-326-7521
                                 E-MAIL: INVESTOR.RELATIONS@DECIND.COM
                                 WEBSITE: HTTP://INVESTOR.SHAREHOLDER.COM/DECIND/ANNUAL-PROXY.CFM

TO VOTE:                         ONLINE: To access your online proxy card, please visit WWW.VOTEPROXY.COM and follow the on-screen instructions. You may enter your voting instructions at WWW.VOTEPROXY.COM up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

                                 IN PERSON: You may vote your shares in person by attending the Annual Meeting.

                                 TELEPHONE: To vote by telephone, please visit HTTPS://SECURE.AMSTOCK.COM/VOTEPROXY /LOGIN2.ASP to view the material and to obtain the toll free number to call.

                                 MAIL: You may request a card by following the instructions above.

1. Election of Directors:                            2. In their discretion, the proxies my vote upon such other matters as may
   NOMINEES:   Joseph N. Ellis                          properly come before the meeting.
               Ellen Downey

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PLEASE NOTE THAT YOU CANNOT USE THIS NOTICE TO VOTE BY MAIL.